UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

OWL ROCK CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 38th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCC	The New York Stock Exchange

Item 8.01 – Other Events

On December 23, 2020, Owl Rock Capital Group (“Owl Rock”), the parent of the registrant's investment advisor, and Dyal Capital Partners (“Dyal”) announced they are merging to form Blue Owl Capital (“Blue Owl”).  Blue Owl will enter the public market via its acquisition by Altimar Acquisition Corporation (NYSE:ATAC) (“Altimar”), a special purpose acquisition company sponsored by an affiliate of HPS Investment Partners, LLC (the “Transaction”). Blue Owl will be a leading alternative asset management firm with over $45 billion in assets under management. As a result of the Transaction, Blue Owl will be listed on the NYSE under the new ticker “OWL.”

Owl Rock has announced that there will be no changes to the investment strategy, team or process of any entities managed by Owl Rock or its affiliates as a result of the Transaction. This includes Owl Rock’s five business development companies (collectively, the “Owl Rock BDCs”) managed by registered investment advisers that are indirect subsidiaries of Owl Rock: Owl Rock Capital Corporation (NYSE: ORCC), Owl Rock Capital Corporation II, Owl Rock Capital Corporation III, Owl Rock Core Income Corp. and Owl Rock Technology Finance Corp. The Owl Rock BDCs will continue to be led by their Chief Executive Officer and Owl Rock co-founder, Craig Packer.

The closing of the Transaction will result in a change of control of the registered investment adviser (the “Owl Rock Advisers”) to each of the Owl Rock BDCs, including the registrant, under the Investment Company Act of 1940, as amended (the “1940 Act”), which will result in the assignment of each Owl Rock BDC’s current investment advisory agreement in accordance with the 1940 Act. As a result, the shareholders of each Owl Rock BDC, as applicable, will be asked to approve an amended and restated investment advisory agreement between such Owl Rock BDC and the applicable Owl Rock Adviser at an upcoming special meeting. The amended and restated investment advisory agreement will replace the current investment advisory agreement upon the consummation of the Transaction. All material terms will remain unchanged from the Owl Rock BDCs’ current investment advisory agreements, including that of the registrant, and such agreements, if approved by the Owl Rock BDCs’ shareholders, will become effective upon the closing of the Transaction.

Owl Rock, Dyal and Altimar issued a joint press release regarding the Transaction, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the Owl Rock BDCs provided an investor presentation and frequently asked questions in connection with the Transaction, copies of which are furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

The information disclosed under this Item 8.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

Some of the statements contained herein may include “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than historical facts, including but not limited to statements regarding the expected timing of the Transaction; the expected benefits of the Transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of the Owl Rock BDCs and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in the Owl Rock BDCs’ filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which such Owl Rock BDC makes them. The Owl Rock BDCs do not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Additional Information and Where to Find It

In connection with this Transaction which will result in the change in control of the Owl Rock Advisers, the applicable Owl Rock BDCs intend to file proxy statements in preliminary and definitive form with the Securities and Exchange Commission (the “SEC”) that will contain important information about the proposed transaction and related matters, and deliver a copy of the proxy statement to its shareholders. INVESTORS OF THE OWL ROCK BDCs ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors may obtain a free copy of these materials when they are available and other documents filed by the Owl Rock BDCs with the SEC at the SEC’s website at www.sec.gov or at Owl Rock’s website at www.owlrock.com or www.owlrock.com/proxy/ or, for Owl Rock Capital Corporation, at www.owlrockcapitalcorporation.com.  Investors and security holders may also obtain free copies of the proxy statement and other documents filed with the SEC from the Owl Rock BDCs by contacting Investor Relations at (212) 651-4705.

Participants in the Solicitation

The applicable Owl Rock BDCs and their directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of the applicable Owl Rock BDCs’ common stock in respect of the change in control Transaction. For information regarding the Owl Rock BDCs’ directors and executive officers, please see: Owl Rock Capital Corporation’s definitive proxy statement filed with the SEC on April 17, 2020, in connection with its 2020 annual meeting of shareholders; Owl Rock Capital Corporation II’s definitive proxy statement filed with the SEC on April 17, 2020, in connection with its 2020 annual meeting of shareholders; Owl Rock Technology Finance Corp.’s definitive proxy statement filed with the SEC on April 17, 2020, in connection with its 2020 annual meeting of shareholders; and Owl Rock Capital Corporation III’s registration statement on Form 10 filed with the SEC on July 17, 2020. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release, dated December 23, 2020.
99.2	Investor Presentation, dated December 23, 2020.
99.3	Frequently Asked Questions, dated December 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Owl Rock Capital Corporation

Date: December 23, 2020	By:	/s/ Alan Kirshenbaum
		Name:	Alan Kirshenbaum
		Title:	Chief Operating Officer and Chief Financial Officer